                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 9, 2001


  AMERICAN EXPRESS                             AMERICAN EXPRESS RECEIVABLES
   CENTURION BANK                                FINANCING CORPORATION II


      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
             American Express Credit Account Master Trust

      Utah                 11-2869526        333-91473           Delaware              13-3854638          333-91473
(State or Other         (I.R.S. Employer    (Commission      (State or Other        (I.R.S. Employer      (Commission
Jurisdiction of          Identification     File Number)     Jurisdiction of         Identification      File Number)
Incorporation or             Number)                         Incorporation or            Number)
 Organization)                                                Organization)
                    6985 UnionPark Center                                         World Financial Center
                     Midvale, Utah 84047                                             200 Vesey Street
                       (801) 565-5000                                            New York, New York 10285
                                                                                      (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)
       N/A                                               N/A
(Former Name or Former Address,            (Former Name or Former Address,
if Changed Since Last Report)              if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On April 9, 2001, the Registrant made available to prospective investors a series term sheet setting forth a description of the collateral pool and the proposed structure of $598,125,000 aggregate principal amount of Class A Floating Rate Asset Backed Certificates, Series 2001-4, and $58,000,000 aggregate principal amount of Class B Floating Rate Asset Backed Certificates, Series 2001-4, of the American Express Credit Account Master Trust. The series term sheet is attached hereto as Exhibit 99.01.

Item 6.           Not Applicable.

Item 7.           Exhibit.

The following is filed as an Exhibit to this Report under Exhibit 99.01.

         Exhibit 99.01 Series Term Sheet, dated April 9, 2001, Class A Floating Rate Asset Backed Certificates, Series 2001-4, and the Class B Floating Rate Asset Backed Certificates, Series 2001-4, of the American Express Credit Account Master Trust.

Item 8.           Not Applicable.

Item 9.           Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                       American Express Centurion Bank,
                                       on behalf of the American Express
                                       Credit Account Master Trust

                                       By:      /s/ Maureen A. Ryan
                                           ----------------------------------
                                          Name:     Maureen A. Ryan
                                          Title:    Assistant Treasurer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                American Express Receivables Financing
                                  Corporation II
                                on behalf of the American Express Credit
                                Account Master Trust


                                By:      /s/ Leslie R. Scharfstein
                                    ----------------------------------------
                                   Name:     Leslie R. Scharfstein
                                   Title:    President

                                  EXHIBIT INDEX

Exhibit           Description
-------           -----------

Exhibit 99.01 Series Term Sheet, dated April 9, 2001, with respect to the proposed issuance of the Class A Floating Rate Asset Backed Certificates, Series 2001-4, and the Class B Floating Rate Asset Backed Certificates, Series 2001-4, of the American Express Credit Account Master Trust.